Exhibit 99.1

Index to Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013	2
Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Gain — for the three months ended March 31, 2013	3
Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss — for the year ended December 31, 2012	4
Notes to Pro Forma Condensed Consolidated Financial Statements	5

All financial amounts are in thousands except share and per share data.

MGT CAPITAL INVESTMENTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands except share and per share amounts)

(Unaudited)

As of March 31, 2013

	As reported	Pro forma adjustments (A)		Pro forma
Assets:
Current assets:
Cash and cash equivalents	$2,678	$651	B	$3,329
Accounts receivable	-	-		-
Prepaid expenses and other current assets	233			233
Total current assets	2,911	651		3,562

Non-current assets:
Restricted cash	2,039	99	C	2,138
Property and equipment, at cost, net	21	-		21
Intangible assets, net	1,743	-		1,743
Total assets	$6,714	$750		$7,464

Liabilities:
Current liabilities:
Accounts payable	$203	$-		$203
Accrued expenses	177	-		177
Other payables	21	-		21
Total current liabilities	401	-		401

Non-current liabilities:
Derivative liability - warrants	5,044	-		5,044
Total liabilities	5,445	-		5,445

Commitments and contingencies
Redeemable convertible preferred stock – temporary equity
Preferred stock, Series A Convertible Preferred , $0.001 par value; 1,413,572 and 1,394,766 shares authorized at March 31, 2013, and December 31, 2012, respectively; 1,139,870 and 1,394,766 shares issued and outstanding at March 31, 2013, and December 31, 2012, respectively	108	-		108
Stockholders’ equity
Undesignated Preferred stock, $0.001 par value; 8,586,428 and 8,605,234 shares authorized at March 31, 2013 and December 21, 2012, respectively. No shares authorized, issued and outstanding at March 31, 2013, and December 31, 2012
Common stock, $0.001 par value; 75,000,000 shares authorized; 3,522,935 and 3,251,187 shares issued and outstanding at March 31, 2013, and December 2012 respectively	4	-		4
Additional paid in capital	283,296	-		283,296
Accumulated other comprehensive loss	(281)	-		(281)
Accumulated deficit	(282,570)	750	D	(281,820)
Total stockholders’ equity – MGT Capital Investments, Inc.	449	750		1,199
Non-controlling interests	712	-		712
Total equity	1,161	750		1,911
				$-
Total stockholders' equity, liabilities and non-controlling interest	$6,714	$750		$7,464

The accompanying notes are an integral part of these condensed consolidated financial statements.

2

MGT CAPITAL INVESTMENTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE GAIN
(In thousands, except share and per share amounts)
(Unaudited)

Three months ended March 31, 2013

	As reported	Pro forma adjustments (E)			Pro forma
Revenues:
Software and devices	$11	$			$11
Services - consulting	75				75
	86				86
Cost of revenues:
Software and devices	-				-
Services - consulting	63				63
	63				63

Gross margin	23				23

Operating expenses:
Selling, general and administrative	(1,161)				(1,161)
Research and development	-				-
	(1,161)				(1,161)

Operating loss	(1,138)				(1,138)

Other non-operating (expense) / income:
Interest and other (expense) / income	24		(1)	F	23
Broker commission			(501)	G	(501)
Foreign withholding tax			(248)	H	(248)
Gain on sale of medical imaging patents	-		1,500	I	1,500
Decrease in fair value of common stock warrants	2,122				2,122
	2,146		750		2,896

Net income before income taxes and non-controlling interest	1,008		750		1,758

Income tax (expense)	(3)				(3)

Net income before non-controlling interest	1,005		750		1,755

Net income attributable to non-controlling interest	56				56

Net profit attributable to MGT	$1,061		$750		$1,811

Less:					-
Quarterly dividend on Preferred Series A Stock	(61)				(61)
Net income applicable to Common shareholders	$1,000		$750		$1,750

Per-share data:
Basic net income per share	$0.33		0.57	J	0.57
Diluted net income per share	$0.24		0.38	J	0.38

Weighted average number of common shares outstanding - Basic	3,075,802				3,075,802
Weighted average number of common shares outstanding - Dilutive	4,614,577				4,614,577

Net income as reported	$1,005		750		1,755
Other comprehensive gain:
Unrealized foreign exchange gains	-				-
Comprehensive gain	1,005		750		1,755
Comprehensive gain attributable to non-controlling interest	-				-
Comprehensive gain attributable to MGT	$1,005		750		1,755

The accompanying notes are an integral part of these condensed consolidated financial statements.

3

MGT CAPITAL INVESTMENTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share amounts)
(Unaudited)

For the Year Ended December 31, 2012

	As reported	Pro forma adjustments (K)			Pro forma
Revenues:
Software and devices	$222	$			$222
Services - consulting	187				187
	409				409
Cost of revenues:					-
Software and devices	92				92
Services - consulting	173				173
	265				265
					-
Gross margin	144				144
					-
Operating expenses:					-
Selling, general and administrative	4,551				4,551
Research and development	83				83
	4,634				4,634
					-
Operating loss	(4,490)				(4,490)
					-
Other non-operating (expense) / income:					-
Interest and other (expense) / income	(99)		(1)	L	(100)
Accretion of debt discount and amortization deferred financing costs	(324)				(324)
Loss on extinguishment of convertible note	(355)				(355)
Revaluation of warrant liability	557				557
Broker commission			(501)	M	(501)
Foreign withholding tax			(248)	N	(248)
Gain on sale of medical imaging patents	-		1,500	O	1,500
	(221)		750		529
					-
Loss before income taxes	(4,711)		750		(3,961)
					-
Income tax (expense) /benefit	(14)				(14)
					-
Net loss	(4,725)		750		(3,975)
					-
Net loss attributable to non-controlling interest	1,121				1,121
					-
Net loss attributable to MGT Capital Investments, Inc.	$(3,604)		$750		$(2,854)
					-
Less:					-
Warrant - Deemed Dividend (in excess of proceeds received)	(2,231)		-		(2,231)
Preferred Stock dividend	(47)		-		(47)
Net loss applicable to Common shareholders	$(5,882)		$750		$(5,132)
					-
Per-share data:					-
Basic and diluted loss per share	$(2.62)		$(2.29)	P	$(2.29)
					-
Weighted average number of common shares outstanding	2,245,465				2,245,465
					-
Net loss as reported	$(4,725)		$750		$(3,975)
Other comprehensive loss:					-
Unrealized foreign exchange gains	49				49
Comprehensive loss	(4,676)		750		(3,926)
Comprehensive loss attributable to non-controlling interest	1,095				1,095
Comprehensive loss attributable to MGT Capital Investments, Inc.	$(3,581)		$750		$(2,831)

The accompanying notes are an integral part of these condensed consolidated financial statements.

4

MGT CAPITAL INVESTMENTS, INC. AND SUBSIDIARIES
 Notes to the Pro Forma Condensed Consolidated Financial Statements

(unaudited)

On July 3, 2013, MGT Capital Investments Inc. (the “Company”) completed the sale of its portfolio of medical imaging patents to Samsung Electronics Co, Ltd. (“Samsung”). The Company had no prior relationship with Samsung. Gross proceeds of $1,500,000 was reduced by a broker commission of $501,000 paid to Munich Innovation Group GmbH, foreign withholding tax of $247,700 and an escrow agent fee of $1,300.  Of the net proceeds of $750,000, the Company received $651,000 in cash and $99,000 is held in escrow.

Basis of Presentation

  The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013 has been prepared to reflect the effect of the patent sale transaction as if it had occurred on March 31, 2013.  The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Gain/(Loss) for the three months ended March 31, 2013 and year ended December 31, 2012, are presented assuming the patent sale transaction had been completed during the respective periods.

 In management’s opinion, all material adjustments necessary to reflect the impact of the patent sale have been made in the accompanying unaudited Pro Forma Condensed Consolidated Financial Statements. The accompanying unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the financial condition, results of operations or cash flows that would have been reported had the transactions occurred on the dates specified, nor are they indicative of the Company’s future financial condition or results of operations. The unaudited pro forma adjustments are based upon information and assumptions available at the time of the filing of this Current Report on Form 8-K.

 The unaudited Pro Forma Condensed Consolidated Financial information should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Unaudited Pro Forma Adjustments

The pro forma adjustments have been prepared to reflect the following:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013:

(A)	Adjustments reflect the effect of the sale of the Company’s portfolio of medical imaging patents as if it had occurred on March 31, 2013.

(B)	Reflects the cash proceeds received on July 3, 2013.

(C)	Reflects proceeds held in an escrow account.

(D)	Reflects net impact to retained earnings (deficit) after adjusting for changes to assets, liabilities and accumulated other comprehensive income (loss).

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Gain

for the three months ended March 31, 2013:

(E)	Adjustments reflect the effect of the sale of the Company’s portfolio of medical imaging patents as if it had occurred on January 1, 2013.

(F)	Reflects the escrow agent fee expense recognized by the Company.

(G)	Reflects the broker commission expense recognized by the Company.

(H)	Reflects the foreign withholding tax expense recognized by the Company.

(I)	Reflects the gain on sale of the Company’s portfolio of medical imaging patents.

(J)	Reflects the basic and diluted net income per share reflecting the gain on the sale of the Company’s portfolio of medical imaging patent.

Management considered adjustments for expenses associated to maintaining the asset.  The expenses were considered immaterial and no adjustment was included.

5

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss

for the year ended December 31, 2012:

(K)	Adjustments reflect the effect of the sale of the Company’s portfolio of medical imaging patents as if it had occurred on January 1, 2012.

(L)	Reflects the escrow agent fee expense recognized by the Company.

(M)	Reflects the broker commission expense recognized by the Company.

(N)	Reflects the foreign withholding tax expense recognized by the Company.

(O)	Reflects the gain on sale of the Company’s portfolio of medical imaging patents.

(P)	Reflects the basic and diluted loss per share reflecting the gain on the sale of the Company’s portfolio of medical imaging patent.

Management considered adjustments for expenses associated to maintaining the asset.  The expenses were considered immaterial and no adjustment was included.

6